American Fidelity Assurance Company and American Fidelity Separate Account B (File No. 811-08187) hereby incorporate by reference the annual reports for the underlying funds below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity   American Funds Insurance Series®
        Fund/Portfolio Name: International Fund
File#      811-03857
CIK#        0000729528
Accession:             0000051931-18-000265
Date of Filing:        02/28/18

Filer Entity:             BlackRock Variable Series Funds, Inc.
 Fund/Portfolio Name: Basic Value V.I. Fund
 Fund/Portfolio Name: BlackRock Advantage U.S. Total Market V.I. Fund
File #:                      811-03290
CIK#:                      0000355916
Accession #:         000193125-18-62990
Date of Filing:        02/28/18

Filer/Entity:            The Dreyfus Socially Responsible Growth Fund, Inc.
File #:                      811-07044
CIK#                       0000890064
Accession #:         0000890064-18-000001
Date of Filing:       02/14/18

Filer/Entity:            Dreyfus Stock Index Fund, Inc.
File #:                      811-05719
CIK #:                      0000846800
Accession #:          0000846800-18-000001
Date of Filing:        02/12/18

Filer/Entity:             Dreyfus Variable Investment Fund
  Fund/Portfolio Name: Opportunistic Small Cap Portfolio
File #:                       811-05125
CIK#                         0000813383
Accession #:           0000813383-18-000001
Date of Filing:         02/12/18

Filer/Entity:             Vanguard® Variable Insurance Fund
  Fund/Portfolio Name: Balanced Portfolio
  Fund/Portfolio Name: Capital Growth Portfolio
  Fund/Portfolio Name: Mid-Cap Index Portfolio
  Fund/Portfolio Name: Total Bond Market Index Portfolio
  Fund/Portfolio Name: Total Stock Market Index Portfolio
File #:                       811-05962
CIK #:                      0000857490
Accession #:          0000932471-18-005290
Date of Filing:        02/27/18

These annual reports are for the period ended December 31, 2017 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Jennifer Wheeler at (405) 416-7984.